UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2006
                               (October 11, 2006)



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                     001-15511               95-4580642
          --------                     ---------               ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748


                                 Not Applicable
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.


     On October 11, 2006, the Board of Directors (the "Board") of PYR Energy Corporation (the "Company") granted options to acquire 26,338 shares of the Company's common stock to each of its three independent directors, David B. Kilpatrick, Bryce W. Rhodes, and Dennis M. Swenson, as part of their compensation for serving on the Board. The number of option shares granted to each director was based on the number of shares equal to $25,000 as of October 11, 2006 determined by the Black Scholes valuation method. The options were granted under the Company's 2006 Stock Incentive Plan and become exercisable 25% on each of October 11, 2006, November 30, 2006, February 28, 2007 and May 31, 2007 during each independent's current term as a director.

     The Company's form of stock option agreement under the 2006 Stock Incentive Plan is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

Exhibit Number           Description
--------------           -----------

Exhibit 10.1      Form of Stock Option Agreement under 2006 Stock Incentive Plan


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 17, 2006                     PYR ENERGY CORPORATION



                                            By: /s/ Kenneth R. Berry, Jr.
                                            ------------------------------------
                                                Kenneth R. Berry, Jr.
                                                Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

Exhibit 10.1      Form of Stock Option Agreement under 2006 Stock Incentive Plan